Exhibit 10.2
FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT
     THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT dated as of August 30, 2007 (the “First Amendment”) is entered into by and among the parties identified as “Pledgors” on the signature pages attached hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), for the ratable benefit of the holders of the Secured Obligations (as defined in the Pledge Agreement (as defined below)), and amends the Pledge Agreement (as defined below). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
     WHEREAS, Quanta Services, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of June 12, 2006 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of even date herewith (the “First Amendment to Credit Agreement”), and as further amended and modified from time to time, the “Credit Agreement”);
     WHEREAS, the Pledgors and the Administrative Agent have entered into that certain Amended and Restated Pledge Agreement dated as of June 12, 2006 (as amended and modified from time to time, the “Pledge Agreement”);
     WHEREAS, the Borrower has entered into that certain Agreement and Plan of Merger, dated as of March 18, 2007, by and among the Borrower, Quanta MS Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of the Borrower (“Merger Sub”), and InfraSource Services, Inc. (“InfraSource Services”), pursuant to which Merger Sub will merge with and into InfraSource Services (the “Merger”);
     WHEREAS, as a result of the Merger, InfraSource Services and InfraSource Incorporated will become Subsidiaries of the Borrower at the effective time of the Merger; and
     WHEREAS, the Borrower has requested that the Lenders amend the Pledge Agreement as set forth below;
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments.
     (a) The introductory paragraph of Section 2.1 of the Pledge Agreement is hereby amended and restated to read in its entirety as follows:
     2.1 Security Interest and Pledge. Subject to the terms of this Agreement and the Credit Agreement, and to secure the Secured Obligations, each Pledgor hereby pledges, assigns, grants, conveys and transfers to the Administrative Agent for the ratable benefit of the holders of the Secured Obligations a continuing first priority security interest in, and a right of set-off against, any and all of such Pledgor’s rights, title and interest in, to and under the following property, whether now existing or owned, acquired or arising hereafter (collectively, the “Collateral”):
     (b) Section 2.1(a) of the Pledge Agreement is hereby amended and restated to read in its entirety as follows:
(a)	all of the shares of Capital Stock in the Persons listed on the attached Schedule 2.1(a) and any other entities which hereafter become Subsidiaries of such Pledgor or any of its Subsidiaries in which such Pledgor has an ownership interest (other than a Regulated Subsidiary, until such time as all approvals and/or consents required by Section 7.16 of the Credit Agreement with respect to such Regulated Subsidiary shall have been obtained) (collectively, the “Companies”), and the certificates or instruments, if any, representing such Capital Stock and all options and other rights, contractual or otherwise, with respect thereto (collectively, the “Pledged Shares”);
     (c) Section 3.5 of the Pledge Agreement is hereby amended and restated to read in its entirety as follows:
     3.5 No Consent. No consent of, or notice to, any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the grant by such Pledgor of the Liens granted hereby or for the execution, delivery or performance of this Agreement by such Pledgor, other than (a) the filing of financing statements and the filing of an investment act notice in connection with the stock of any Subsidiary organized in Canada, (b) with respect to the securities of M.J. Electric, Inc., the approval of the Federal Communications Commission would be required if the securities are transferred through foreclosure or otherwise, and (c) (i) if the New Jersey Board of Public Utilities (“NJBPU”) asserts jurisdiction, the pledge of the stock of Sunesys, Inc. may require the approval of the NJBPU and (ii) with respect to the securities of Sunesys, Inc., certain state public utility commission approvals may be required if the securities are transferred through foreclosure or otherwise, and except for such other consents, notices or filings that have been obtained or made or that as of the date hereof are not required to have been obtained or made and may be obtained or made, as the case may be, when necessary.
     2. Conditions Precedent. This First Amendment shall be effective immediately upon satisfaction of the following conditions precedent:
     (a) receipt by the Administrative Agent of counterparts of this First Amendment duly executed by each of the Pledgors and the Administrative Agent; and
     (b) the First Amendment to Credit Agreement shall have become effective.
     3. Miscellaneous.
     (a) The Pledge Agreement and the obligations of the Pledgors thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

     (b) Upon the effectiveness of this First Amendment, each reference in the Pledge Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Pledge Agreement, as affected and amended by this First Amendment.
     (c) Each Pledgor (a) acknowledges and consents to all of the terms and conditions of this First Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Pledge Agreement or the other Loan Documents.
     (d) The Pledgors hereby represent and warrant as follows:
     (i) Each Pledgor has taken all necessary action to authorize the execution, delivery and performance of this First Amendment;
     (ii) This First Amendment has been duly executed and delivered by the Pledgors and constitutes each of the Pledgors’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and
     (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Pledgor of this First Amendment.
     (e) The Pledgors represent and warrant to the Lenders that (i) the representations and warranties of the Pledgors set forth in Section 3 of the Pledge Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
     (f) This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this First Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.
     (g) THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

PLEDGORS:	QUANTA SERVICES, INC., a Delaware corporation
	By:	/s/ NICHOLAS M. GRINDSTAFF
		Name:	Nicholas M. Grindstaff
		Title:	Treasurer

ARBY CONSTRUCTION, INC.
AUSTIN TRENCHER, INC.
CCLC, INC.
CONTI COMMUNICATIONS, INC.
CROCE ELECTRIC COMPANY, INC.
DILLARD SMITH CONSTRUCTION COMPANY
DRIFTWOOD ELECTRICAL CONTRACTORS, INC.
GLOBAL ENERCOM MANAGEMENT, INC.
GOLDEN STATE UTILITY CO.
H.L. CHAPMAN PIPELINE CONSTRUCTION, INC.
MANUEL BROS., INC.
MEARS GROUP, INC.
NETWORK ELECTRIC COMPANY
NORTH SKY COMMUNICATIONS, INC.
PARKSIDE SITE & UTILITY COMPANY
     CORPORATION
PARKSIDE UTILITY CONSTRUCTION CORP.
PWR FINANCIAL COMPANY
QPC, INC.
QSI, INC.
QUANTA DELAWARE, INC.
QUANTA GOVERNMENT SERVICES, INC.
QUANTA GOVERNMENT SOLUTIONS, INC.
QUANTA LX ACQUISITION, INC.
QUANTA LXI ACQUISITION, INC.
QUANTA LXII ACQUISITION, INC.
QUANTA LXIII ACQUISITION, INC.
QUANTA LXIV ACQUISITION, INC.
QUANTA LXV ACQUISITION, INC.
QUANTA LXVI ACQUISITION, INC.

	By:	/s/ NICHOLAS M. GRINDSTAFF
		Name:	Nicholas M. Grindstaff
		Title:	Treasurer

QUANTA LXVII ACQUISITION, INC.
QUANTA LXVIII ACQUISITION, INC.
QUANTA LXIX ACQUISITION, INC.
QUANTA LXX ACQUISITION, INC.
QUANTA LXXI ACQUISITION, INC.
QUANTA LXXII ACQUISITION, INC.
QUANTA LXXIII ACQUISITION, INC.
QUANTA MS ACQUISITION, INC.
QUANTA SERVICES CONTRACTING, INC.
QUANTA UNDERGROUND SERVICES, INC.
QUANTA UTILITY INSTALLATION COMPANY, INC.
QUANTA UTILITY SERVICES-GULF STATES, INC.
QUANTA WIRELESS SOLUTIONS, INC.
R.A. WAFFENSMITH & CO., INC.
SPALJ CONSTRUCTION COMPANY
SUMTER UTILITIES, INC.
TOM ALLEN CONSTRUCTION COMPANY
TTGP, INC.
TTLP, INC.
UNDERGROUND CONSTRUCTION CO., INC.
UTILITY LINE MANAGEMENT SERVICES, INC.
VCI TELCOM, INC.
W.C. COMMUNICATIONS, INC.,
ADVANCED TECHNOLOGIES AND INSTALLATION
     CORPORATION
ALLTECK LINE CONTRACTORS (USA), INC.
POTELCO, INC.
BRADFORD BROTHERS, INCORPORATED
TTM, INC.
CMI SERVICES, INC.
TRAWICK CONSTRUCTION COMPANY, INC.
FIBER TECHNOLOGIES, INC.
ENVIRONMENTAL PROFESSIONAL ASSOCIATES,
     LIMITED
FIVE POINTS CONSTRUCTION CO.
MEJIA PERSONNEL SERVICES, INC.
SOUTHWEST TRENCHING COMPANY, INC.
INTERMOUNTAIN ELECTRIC, INC.
IRBY CONSTRUCTION COMPANY
METRO UNDERGROUND SERVICES, INC. OF
     ILLINOIS
PROFESSIONAL TELECONCEPTS, INC.

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

PAR ELECTRICAL CONTRACTORS, INC. PROFESSIONAL TELECONCEPTS, INC. THE RYAN COMPANY, INC.
By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QDE LLC
By:	PWR Financial Company,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QUANTA ASSET MANAGEMENT LLC
By:	QSI, Inc.,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

TOTAL QUALITY MANAGEMENT SERVICES, LLC
By:	Environmental Professional Associates, Limited, its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QUANTA UTILITY SERVICES, LLC
By:	Mejia Personnel Services, Inc.,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

TJADER, L.L.C. OKAY CONSTRUCTION COMPANY, LLC
By:	Spalj Construction Company,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

MEARS/CPG LLC MEARS ENGINEERING/ LLC MEARS/HDD, LLC MEARS SERVICES LLC
By:	Mears Group, Inc.,
the sole member of each of the foregoing
limited liability companies

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

S.K.S. PIPELINERS, LLC
By:	Arby Construction, Inc.,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

TNS-VA, LLC
By:	Professional Teleconcepts, Inc.,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

NORTH HOUSTON POLE LINE, L.P. LINDSEY ELECTRIC, L.P. DIGCO UTILITY CONSTRUCTION, L.P.
By:	Mejia Personnel Services, Inc.,
its general partner

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QUANTA SERVICES MANAGEMENT PARTNERSHIP, L.P. QUANTA ASSOCIATES, L.P.
By:	QSI, Inc.,
its general partner

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

TRANS TECH ELECTRIC, L.P.
By:	TTGP, Inc.,
its general partner

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

PWR NETWORK, LLC
By:	PWR Financial Company,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

QUANTA RECEIVABLES, LP
By:	PWR Network, LLC,
its general partner

By:	PWR Financial Company,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

SPECTRUM CONSTRUCTION CONTRACTING, L.L.C.
By:	Conti Communications, Inc.,
its sole member

By:	/s/ NICHOLAS M. GRINDSTAFF
	Name:	Nicholas M. Grindstaff
	Title:	Treasurer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ CHARLENE WRIGHT-JONES
		Name:	Charlene Wright-Jones
		Title:	Assistant Vice President